                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of CHASE MANHATTAN BANK, USA, NATIONAL ASSOCIATION (the "Bank") hereby constitutes and appoints Donald L. Boudreau, Deborah L. Duncan, Michael Urkowitz, John Hehir, Thomas Jacob, William Hoefling, Keith W. Schuck, Barbara Toppeta and Andrew Semmelman, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) a registration statement (a "Registration Statement") of the Bank on Form S-3 for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ("Asset-Backed Securities") to be issued by one or more trusts to be formed by the Bank representing fractional undivided owners interests in, or debt obligations secured by, retail installment sales, contracts, purchase money notes or other notes secured by ship mortgages or other security interests in ships or boats and originated or acquired by the Bank and its subsidiaries and affiliates, and other related assets, which shall include such information and disclosure as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ("Commission"), and to appear on behalf of the Bank before the Commision or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any such Asset-Backed Securities pursuant to the resolutions of the Board of Directors of the Bank, adopted on February 26, 1997.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 14, 1997.



                                                          /s/ DONALD L. BOUDREAU
                                                          ----------------------
                                                          Donald L. Boudreau

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of CHASE MANHATTAN BANK, USA, NATIONAL ASSOCIATION (the "Bank") hereby constitutes and appoints Donald L. Boudreau, Deborah L. Duncan, Michael Urkowitz, John Hehir, Thomas Jacob, William Hoefling, Keith W. Schuck, Barbara Toppeta and Andrew Semmelman, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) a registration statement (a "Registration Statement") of the Bank on Form S-3 for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ("Asset-Backed Securities") to be issued by one or more trusts to be formed by the Bank representing fractional undivided owners interests in, or debt obligations secured by, retail installment sales, contracts, purchase money notes or other notes secured by ship mortgages or other security interests in ships or boats and originated or acquired by the Bank and its subsidiaries and affiliates, and other related assets, which shall include such information and disclosure as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ("Commission"), and to appear on behalf of the Bank before the Commision or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any such Asset-Backed Securities pursuant to the resolutions of the Board of Directors of the Bank, adopted on February 26, 1997.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 14, 1997.



                                                          /s/ MICHAEL J. BARRETT
                                                          ----------------------
                                                          Michael J. Barrett

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of CHASE MANHATTAN BANK, USA, NATIONAL ASSOCIATION (the "Bank") hereby constitutes and appoints Donald L. Boudreau, Deborah L. Duncan, Michael Urkowitz, John Hehir, Thomas Jacob, William Hoefling, Keith W. Schuck, Barbara Toppeta and Andrew Semmelman, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) a registration statement (a "Registration Statement") of the Bank on Form S-3 for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ("Asset-Backed Securities") to be issued by one or more trusts to be formed by the Bank representing fractional undivided owners interests in, or debt obligations secured by, retail installment sales, contracts, purchase money notes or other notes secured by ship mortgages or other security interests in ships or boats and originated or acquired by the Bank and its subsidiaries and affiliates, and other related assets, which shall include such information and disclosure as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ("Commission"), and to appear on behalf of the Bank before the Commision or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any such Asset-Backed Securities pursuant to the resolutions of the Board of Directors of the Bank, adopted on February 26, 1997.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 14, 1997.

                                                              /s/ LUKE S. HAYDEN
                                                              ------------------
                                                              Luke S. Hayden

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of CHASE MANHATTAN BANK, USA, NATIONAL ASSOCIATION (the "Bank") hereby constitutes and appoints Donald L. Boudreau, Deborah L. Duncan, Michael Urkowitz, John Hehir, Thomas Jacob, William Hoefling, Keith W. Schuck, Barbara Toppeta and Andrew Semmelman, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) a registration statement (a "Registration Statement") of the Bank on Form S-3 for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ("Asset-Backed Securities") to be issued by one or more trusts to be formed by the Bank representing fractional undivided owners interests in, or debt obligations secured by, retail installment sales, contracts, purchase money notes or other notes secured by ship mortgages or other security interests in ships or boats and originated or acquired by the Bank and its subsidiaries and affiliates, and other related assets, which shall include such information and disclosure as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ("Commission"), and to appear on behalf of the Bank before the Commision or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any such Asset-Backed Securities pursuant to the resolutions of the Board of Directors of the Bank, adopted on February 26, 1997.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 14, 1997.



                                                          /s/ JOHN J. HEHIR, JR.
                                                          ----------------------
                                                          John J. Hehir, Jr.

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of CHASE MANHATTAN BANK, USA, NATIONAL ASSOCIATION (the "Bank") hereby constitutes and appoints Donald L. Boudreau, Deborah L. Duncan, Michael Urkowitz, John Hehir, Thomas Jacob, William Hoefling, Keith W. Schuck, Barbara Toppeta and Andrew Semmelman, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) a registration statement (a "Registration Statement") of the Bank on Form S-3 for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ("Asset-Backed Securities") to be issued by one or more trusts to be formed by the Bank representing fractional undivided owners interests in, or debt obligations secured by, retail installment sales, contracts, purchase money notes or other notes secured by ship mortgages or other security interests in ships or boats and originated or acquired by the Bank and its subsidiaries and affiliates, and other related assets, which shall include such information and disclosure as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ("Commission"), and to appear on behalf of the Bank before the Commision or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any such Asset-Backed Securities pursuant to the resolutions of the Board of Directors of the Bank, adopted on February 26, 1997.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 14, 1997.



                                                         /s/ WILLIAM H. HOEFLING
                                                         -----------------------
                                                         William H. Hoefling

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of CHASE MANHATTAN BANK, USA, NATIONAL ASSOCIATION (the "Bank") hereby constitutes and appoints Donald L. Boudreau, Deborah L. Duncan, Michael Urkowitz, John Hehir, Thomas Jacob, William Hoefling, Keith W. Schuck, Barbara Toppeta and Andrew Semmelman, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) a registration statement (a "Registration Statement") of the Bank on Form S-3 for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ("Asset-Backed Securities") to be issued by one or more trusts to be formed by the Bank representing fractional undivided owners interests in, or debt obligations secured by, retail installment sales, contracts, purchase money notes or other notes secured by ship mortgages or other security interests in ships or boats and originated or acquired by the Bank and its subsidiaries and affiliates, and other related assets, which shall include such information and disclosure as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ("Commission"), and to appear on behalf of the Bank before the Commision or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any such Asset-Backed Securities pursuant to the resolutions of the Board of Directors of the Bank, adopted on February 26, 1997.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 14, 1997.

                                                             /s/ KEVIN T. HURLEY
                                                             -------------------
                                                             Kevin T. Hurley

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of CHASE MANHATTAN BANK, USA, NATIONAL ASSOCIATION (the "Bank") hereby constitutes and appoints Donald L. Boudreau, Deborah L. Duncan, Michael Urkowitz, John Hehir, Thomas Jacob, William Hoefling, Keith W. Schuck, Barbara Toppeta and Andrew Semmelman, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) a registration statement (a "Registration Statement") of the Bank on Form S-3 for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ("Asset-Backed Securities") to be issued by one or more trusts to be formed by the Bank representing fractional undivided owners interests in, or debt obligations secured by, retail installment sales, contracts, purchase money notes or other notes secured by ship mortgages or other security interests in ships or boats and originated or acquired by the Bank and its subsidiaries and affiliates, and other related assets, which shall include such information and disclosure as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ("Commission"), and to appear on behalf of the Bank before the Commision or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any such Asset-Backed Securities pursuant to the resolutions of the Board of Directors of the Bank, adopted on February 26, 1997.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 14, 1997.

                                                                /s/ THOMAS JACOB
                                                                ----------------
                                                                Thomas Jacob

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of CHASE MANHATTAN BANK, USA, NATIONAL ASSOCIATION (the "Bank") hereby constitutes and appoints Donald L. Boudreau, Deborah L. Duncan, Michael Urkowitz, John Hehir, Thomas Jacob, William Hoefling, Keith W. Schuck, Barbara Toppeta and Andrew Semmelman, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) a registration statement (a "Registration Statement") of the Bank on Form S-3 for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ("Asset-Backed Securities") to be issued by one or more trusts to be formed by the Bank representing fractional undivided owners interests in, or debt obligations secured by, retail installment sales, contracts, purchase money notes or other notes secured by ship mortgages or other security interests in ships or boats and originated or acquired by the Bank and its subsidiaries and affiliates, and other related assets, which shall include such information and disclosure as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ("Commission"), and to appear on behalf of the Bank before the Commision or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any such Asset-Backed Securities pursuant to the resolutions of the Board of Directors of the Bank, adopted on February 26, 1997.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 14, 1997.

                                                          /s/ JOHN M. NUZUM, JR.
                                                          ----------------------
                                                          John M. Nuzum, Jr.

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of CHASE MANHATTAN BANK, USA, NATIONAL ASSOCIATION (the "Bank") hereby constitutes and appoints Donald L. Boudreau, Deborah L. Duncan, Michael Urkowitz, John Hehir, Thomas Jacob, William Hoefling, Keith W. Schuck, Barbara Toppeta and Andrew Semmelman, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) a registration statement (a "Registration Statement") of the Bank on Form S-3 for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ("Asset-Backed Securities") to be issued by one or more trusts to be formed by the Bank representing fractional undivided owners interests in, or debt obligations secured by, retail installment sales, contracts, purchase money notes or other notes secured by ship mortgages or other security interests in ships or boats and originated or acquired by the Bank and its subsidiaries and affiliates, and other related assets, which shall include such information and disclosure as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ("Commission"), and to appear on behalf of the Bank before the Commision or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any such Asset-Backed Securities pursuant to the resolutions of the Board of Directors of the Bank, adopted on February 26, 1997.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 14, 1997.

                                                             /s/ KEITH W. SCHUCK
                                                             -------------------
                                                             Keith W. Schuck

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or a member of the Board of Directors of CHASE MANHATTAN BANK, USA, NATIONAL ASSOCIATION (the "Bank") hereby constitutes and appoints Donald L. Boudreau, Deborah L. Duncan, Michael Urkowitz, John Hehir, Thomas Jacob, William Hoefling, Keith W. Schuck, Barbara Toppeta and Andrew Semmelman, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) a registration statement (a "Registration Statement") of the Bank on Form S-3 for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ("Asset-Backed Securities") to be issued by one or more trusts to be formed by the Bank representing fractional undivided owners interests in, or debt obligations secured by, retail installment sales, contracts, purchase money notes or other notes secured by ship mortgages or other security interests in ships or boats and originated or acquired by the Bank and its subsidiaries and affiliates, and other related assets, which shall include such information and disclosure as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ("Commission"), and to appear on behalf of the Bank before the Commision or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any such Asset-Backed Securities pursuant to the resolutions of the Board of Directors of the Bank, adopted on February 26, 1997.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 14, 1997.



                                                            /s/ MICHAEL URKOWITZ
                                                            --------------------
                                                            Michael Urkowitz